As filed with the Securities and Exchange Commission on March 17, 2008

Registration No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM S-8

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Anesiva, Inc.

(Exact name of registrant as specified in its charter)

Delaware	77-0503399
(State of Incorporation)	(I.R.S. Employer Identification No.)

650 Gateway Boulevard

South San Francisco, CA 94080

(650) 624-9600

(Address of principal executive offices)

2003 Equity Incentive Plan

2003 Non-Employee Directors’ Stock Option Plan

(Full title of the plans)

John P. McLaughlin

Chief Executive Officer

Anesiva, Inc.

650 Gateway Boulevard

South San Francisco, CA 94080

(650) 624-9600

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Matthew B. Hemington, Esq.

Cooley Godward Kronish LLP

Five Palo Alto Square

3000 El Camino Real

Palo Alto, CA 94306-2155

(650) 843-5000

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act:

Large accelerated filer ☐		Accelerated filer ☒
Non-accelerated filer ☐	(Do not check if a smaller reporting company)	Smaller reporting company ☐

CALCULATION OF REGISTRATION FEE

Title of Securities to be Registered	Amount to be Registered (1)	Proposed Maximum Offering Price per Share (2)	Proposed Maximum Aggregate Offering Price (2)	Amount of Registration Fee
Common Stock, par value $0.001 per share	1,785,136 shares	$3.34	$5,962,354.24	$234.32

(1)	Pursuant to Rule 416(a) under the Securities Act of 1933, as amended (the “Securities Act”), this Registration Statement shall also cover any additional shares of Registrant’s Common Stock that become issuable under the plans set forth herein by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without receipt of consideration that increases the number of outstanding shares of Registrant’s Common Stock. In addition, pursuant to Rule 416(c) under the Securities Act, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plans described herein.

(2)	Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(c) and (h)(1) under the Securities Act. The offering price per share and aggregate offering price are based upon the average of the high and low prices of the Registrant’s common stock as reported on The NASDAQ Global Market for March 13, 2008 for the unissued stock options and common stock.

The chart below details the calculations of the registration fee:

Securities	Number of Shares	Offering Price Per Share	Aggregate Offering Price
Common Stock, par value, $0.001 per share, reserved for future grant under the 2003 Equity Incentive Plan	1,615,136	$3.34	$5,394,554.24
Common Stock, par value, $0.001 per share, reserved for future grant under the 2003 Non-Employee Directors’ Stock Option Plan	170,000	$3.34	$567,800.00
Total	1,785,136		$5,962,354.24
Registration Fee			$234.32

EXPLANATORY NOTE PURSUANT TO GENERAL INSTRUCTION E TO FORM S-8

This Registration Statement on Form S-8 is being filed for the purpose of registering an additional 1,615,136 shares of the Registrant’s common stock to be issued pursuant to the Registrant’s 2003 Equity Incentive Plan and an additional 170,000 shares of the Registrant’s common stock to be issued pursuant to the 2003 Non-Employee Directors’ Stock Option Plan.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The contents of the Registration Statements on Form S-8 previously filed with the Securities and Exchange Commission by the Registrant on February 12, 2004 (SEC File Number 333-112735), January 13, 2005 (SEC File Number 333-122016), December 16, 2005 (SEC File Number 333-130402), January 17, 2006 (SEC File Number 333-131060), and March 12, 2007 (SEC File Number 333-141226) are incorporated herein by reference.

EXHIBITS

Exhibit Number	Description

4.1(1)	Restated Certificate of Incorporation.

4.2(2)	Certificate of Amendment of Amended and Restated Certificate of Incorporation.

4.3(3)	Certificate of Amendment of Amended and Restated Certificate of Incorporation.

4.4(4)	Amended and Restated Bylaws.

4.5(5)	Specimen Stock Certificate.

5.1	Opinion of Cooley Godward Kronish LLP.

23.1	Consent of Independent Registered Public Accounting Firm.

23.2	Consent of Cooley Godward Kronish LLP is contained in Exhibit 5.1 to this Registration Statement.

24.1	Power of Attorney is contained on the signature page.

99.1(6)	2003 Equity Incentive Plan.

99.2(7)	2003 Non-Employee Directors’ Stock Option Plan.

99.4(8)	Form of Grant Notice and Stock Option Agreement for the 2003 Non-Employee Directors’ Stock Option Plan.

99.5(9)	Form of Stock Option Grant Notice and Stock Option Agreement under the 2003 Equity Incentive Plan.

99.6(10)	Form of Restricted Stock Award Agreement under the 2003 Equity Incentive Plan.

99.7(11)	Form of Restricted Stock Award Grant Notice under the 2003 Equity Incentive Plan.

(1)	Filed as Exhibit 3.2 to the Registrant’s Registration Statement on Form S-1, as amended (333-110923) filed on December 4, 2003, and incorporated by reference herein.

(2)	Previously filed as Exhibit 3.2 to the Registrant’s Annual Report on Form 10-K (000-50573), originally filed with the Commission on March 14, 2008, and incorporated by reference herein.

(3)	Previously filed as Exhibit 3.2 to the Registrant’s Report on Form 10-Q (000-50573), filed with the Commission on August 10, 2006, and incorporated by reference herein.

(4)	Previously filed as Exhibit 3.1 to our Current Report on Form 8-K (File No. 000-50573), filed with the Commission on February 11, 2008, and incorporated by reference herein.

(5)	Previously filed as Exhibit 4.2 to the Registrant’s Registration Statement on Form S-1, as amended (333-110923), originally filed with the Commission on December 4, 2003, and incorporated by reference herein.

(6)	Previously filed as Exhibit 10.48 to the Registrant’s Report on Form 8-K (000-50573), filed with the Commission on December 16, 2005, and incorporated by reference herein.

(7)	Previously filed as Exhibit 10.49 to the Registrant’s Report on Form 8-K (000-50573), filed with the Commission on December 16, 2005, and incorporated by reference herein.

(8)	Previously filed as Exhibit 10.37 to the Registrant’s Report on Form 8-K (000-50573), filed with the Commission on December 16, 2005, and incorporated by reference herein.

(9)	Previously filed as Exhibit 10.35 to the Registrant’s Current Report on Form 8-K (000-50573), filed with the Commission on December 16, 2005, and incorporated by reference herein.

(10)	Previously filed as Exhibit 10.36 to the Registrant’s Report on Form 8-K (000-50573), filed with the Commission on February 24, 2005, and incorporated by reference herein.

(11)	Previously filed as Exhibit 99.1 to the Registrant’s Report on Form 8-K (000-50573), filed with the Commission on February 9, 2007, and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of South San Francisco, State of California, on March 17, 2008.

ANESIVA, INC.

By:	/s/ John P. McLaughlin
John P. McLaughlin
Chief Executive Officer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints John P. McLaughlin and Jean-Frederic Viret and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ John P. McLaughlin John P. McLaughlin	Chief Executive Officer and Director (principal executive officer)	March 17, 2008

/s/ Jean-Frederic Viret Jean-Frederic Viret	Vice President and Chief Financial Officer (principal financial and accounting officer)	March 17, 2008

/s/ Rodney A. Ferguson Rodney A. Ferguson, Ph.D.	Chairman of the Board	March 17, 2008

/s/ James N. Campbell James N. Campbell	Director	March 17, 2008

/s/ Thomas J. Colligan Thomas J. Colligan	Director	March 17, 2008

/s/ Carter H. Eckert Carter H. Eckert	Director	March 17, 2008

/s/ James A. Harper James A. Harper	Director	March 17, 2008

/s/ Daniel S. Janney Daniel S. Janney	Director	March 17, 2008

/s/ Arnold L. Oronsky Arnold L. Oronsky, Ph.D.	Director	March 17, 2008

/s/ Michael F. Powell Michael F. Powell, Ph.D.	Director	March 17, 2008

/s/ Robert L. Zerbe Robert L. Zerbe, M.D.	Director	March 17, 2008

EXHIBIT INDEX

Exhibit Number	Description

4.1(1)	Restated Certificate of Incorporation.

4.2(2)	Certificate of Amendment of Amended and Restated Certificate of Incorporation.

4.3(3)	Certificate of Amendment of Amended and Restated Certificate of Incorporation.

4.4(4)	Amended and Restated Bylaws.

4.5(5)	Specimen Stock Certificate.

5.1	Opinion of Cooley Godward Kronish LLP.

23.1	Consent of Independent Registered Public Accounting Firm.

23.2	Consent of Cooley Godward Kronish LLP is contained in Exhibit 5.1 to this Registration Statement.

24.1	Power of Attorney is contained on the signature pages.

99.1(6)	2003 Equity Incentive Plan.

99.2(7)	2003 Non-Employee Directors’ Stock Option Plan.

99.4(8)	Form of Grant Notice and Stock Option Agreement for the 2003 Non-Employee Directors’ Stock Option Plan.

99.5(9)	Form of Stock Option Grant Notice and Stock Option Agreement under the 2003 Equity Incentive Plan.

99.6(10)	Form of Restricted Stock Award Agreement under the 2003 Equity Incentive Plan.

99.7(11)	Form of Restricted Stock Award Grant Notice under the 2003 Equity Incentive Plan.

(1)	Filed as Exhibit 3.2 to the Registrant’s Registration Statement on Form S-1, as amended (333-110923) filed on December 4, 2003, and incorporated by reference herein.

(2)	Previously filed as Exhibit 3.2 to the Registrant’s Annual Report on Form 10-K, as amended (000-50573), originally filed with the Commission on March 14, 2008, and incorporated by reference herein.

(3)	Previously filed as Exhibit 3.2 to the Registrant’s Report on Form 10-Q (000-50573), filed with the Commission on August 10, 2006, and incorporated by reference herein.

(4)	Previously filed as Exhibit 3.1 to our Current Report on Form 8-K (File No. 000-50573), filed with the Commission on February 11, 2008, and incorporated by reference herein.

(5)	Previously filed as Exhibit 4.2 to the Registrant’s Registration Statement on Form S-1, as amended (333-110923), originally filed with the Commission on December 4, 2003, and incorporated by reference herein.

(6)	Previously filed as Exhibit 10.48 to the Registrant’s Report on Form 8-K (000-50573), filed with the Commission on December 16, 2005, and incorporated by reference herein.

(7)	Previously filed as Exhibit 10.49 to the Registrant’s Report on Form 8-K (000-50573), filed with the Commission on December 16, 2005, and incorporated by reference herein.

(8)	Previously filed as Exhibit 10.37 to the Registrant’s Report on Form 8-K (000-50573), filed with the Commission on December 16, 2005, and incorporated by reference herein.

(9)	Previously filed as Exhibit 10.35 to the Registrant’s Current Report on Form 8-K (000-50573), filed with the Commission on December 16, 2005, and incorporated by reference herein.

(10)	Previously filed as Exhibit 10.36 to the Registrant’s Report on Form 8-K (000-50573), filed with the Commission on February 24, 2005, and incorporated by reference herein.

(11)	Previously filed as Exhibit 99.1 to the Registrant’s Report on Form 8-K (000-50573), filed with the Commission on February 9, 2007, and incorporated by reference herein.